UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 22, 2004

Date of Report (Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other	(Commission File No.)	(IRS Employer Identification No.)
Jurisdiction of
Incorporation)

3290 West Bayshore Road, Palo Alto, California 94303

(Address of principal executive offices, including zip code)

(650) 843-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On November 22, 2004, Connetics Corporation (“Connetics”) announced that Medicis Pharmaceutical Corporation informed Connetics it has in-licensed rights to U.S. Patent No. 5,721,275 dated February 24, 1998 that it asserts will be infringed by Connetics’ product candidate Velac. Connetics, having previously reviewed the patent in 2003, is confident that Velac will not infringe the patent assuming the patent is valid. Connetics has not taken any legal action and is not aware of any legal filings related to this matter by the patent holder or Medicis. A copy of the Connetics press release regarding Velac is attached as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Description
99.1	Press Release dated November 22, 2004, regarding Velac.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

Date: November 23, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued November 22, 2004, regarding Velac.